                     SECURITIES AND EXCHANGE COMMISSION



                           Washington, D.C.  20549


                           -----------------------


                                  FORM 8-K
                               Current Report


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                       Date of Report: March 17, 1997
                                       --------------



                          CAPITAL ONE MASTER TRUST
                              CAPITAL ONE BANK
           (Exact name of registrant as specified in its charter)



         Virginia                      0-25762                  54-1719855
-------------------------------      ------------          -------------------
(State or other jurisdiction of      (Commission              (IRS Employer
         incorporation)              File Number)          Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                 23060
--------------------------------------------------          ------------------
    (Address of principal executive offices)                     (Zip Code)


             (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.        OTHER EVENTS.

               The February 1997 monthly Certificateholders Statements to investors were distributed March 17, 1997.

ITEM 7 (c).    EXHIBITS

               The following are filed as exhibits to this Report under
               Exhibit 28:

               1.  February Performance Summary

               2. Series 1993-1 Class A and Class B Certificateholder's Statements for the month of February 1997.

               3. Series 1993-4 Class A and Class B Certificateholder's Statements for the month of February 1997.

               4. Series 1994-2 Class A and Class B Certificateholder's Statements for the month of February 1997.

               5. Series 1994-3 Class A and Class B Certificateholder's Statements for the month of February 1997.

               6. Series 1994-4 Class A and Class B Certificateholder's Statements for the month of February 1997.

               7. Series 1994-A Certificateholders' Statement for the month of February 1997.

               8. Series 1995-1 Class A and Class B Certificateholder's Statements for the month of February 1997.

               9. Series 1995-2 Class A and Class B Certificateholder's Statements for the month of February 1997.

               10. Series 1995-3 Class A and Class B Certificateholder's
                   Statements for the month of February 1997.

               11. Series 1995-4 Class A and Class B Certificateholder's
                   Statements for the month of February 1997.

               12. Series 1996-1 Class A and Class B Certificateholder's
                   Statements for the month of February 1997.

               13. Series 1996-2 Class A and Class B Certificateholder's
                   Statements for the month of February 1997.

               14. Series 1996-3 Class A and Class B Certificateholder's
                   Statements for the month of February 1997.

                                   SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CAPITAL ONE MASTER TRUST

                                          By: CAPITAL ONE BANK
                                              Servicer


                                          By: /s/ David M. Willey
                                              ---------------------------
                                              David M. Willey
                                              Vice President

Date:  March 17, 1997

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549




                         --------------------------


                                  EXHIBITS

                                     TO

                                  FORM 8-K





                          CAPITAL ONE MASTER TRUST
                              CAPITAL ONE BANK
           (Exact name of registrant as specified in its charter)

                               INDEX TO EXHIBITS

                                                                         SEQUENTIALLY
EXHIBIT                                                                  NUMBERED
NUMBER           EXHIBITS                                                PAGE
------           --------                                                ------------
   1             February Performance Summary                                 07

   2             Series 1993-1 Class A and Class B Certificate-
                 holder's Statements for the month of February 1997           09

   3             Series 1993-4 Class A and Class B Certificate-
                 holder's Statements for the month of February 1997           11

   4             Series 1994-2 Class A and Class B Certificate-
                 holder's Statements for the month of February 1997           13

   5             Series 1994-3 Class A and Class B Certificate-
                 holder's Statements for the month of February 1997           15

   6             Series 1994-4 Class A and Class B Certificate-
                 holder's Statements for the month of February 1997           17

   7             Series 1994-A Certificateholder's Statement for
                 the month of February 1997                                   19

   8             Series 1995-1 Class A and Class B Certificate-
                 holder's Statements for the month of February 1997           20

   9             Series 1995-2 Class A and Class B Certificate-
                 holder's Statements for the month of February 1997.          22

   10            Series 1995-3 Class A and Class B Certificate-
                 holder's Statements for the month of February 1997.          24

   11            Series 1995-4 Class A and Class B Certificate-
                 holder's Statements for the month of February 1997.          26

   12            Series 1996-1 Class A and Class B Certificate-
                 holder's Statements for the month of February 1997.          28

   13            Series 1996-2 Class A and Class B Certificate-
                 holder's Statements for the month of February 1997.          30


   14            Series 1996-3 Class A and Class B Certificate-
                 holder's Statements for the month of February 1997.          32

CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD: FEBRUARY 1997
Beginning of the Month Principal Receivables:                                                                     10,160,227,969.29
                                                                                                                -------------------
Beginning of the Month Finance Charge Receivables:                                                                   325,337,269.49
                                                                                                                -------------------
Beginning of the Month Discounted Receivables:                                                                                 0.00
                                                                                                                -------------------
Beginning of the Month Total Receivables:                                                                         10,485,565,238.78
                                                                                                                -------------------

Removed Principal Receivables:                                                                                                 0.00
                                                                                                                -------------------
Removed Finance Charge Receivables:                                                                                            0.00
                                                                                                                -------------------
Removed Total Receivables:                                                                                                     0.00
                                                                                                                -------------------

Additional Principal Receivables:                                                                                              0.00
                                                                                                                -------------------
Additional Finance Charge Receivables:                                                                                         0.00
                                                                                                                -------------------
Additional Total Receivables:                                                                                                  0.00
                                                                                                                -------------------

Discounted Receivables Generated this Period                                                                                   0.00
                                                                                                                -------------------

End of the Month Principal Receivables:                                                                            9,778,750,278.70
                                                                                                                -------------------
End of the Month Finance Charge Receivables:                                                                         316,631,554.56
                                                                                                                -------------------
End of the Month Discounted Receivables:                                                                                       0.00
                                                                                                                -------------------
End of the Month Total Receivables:                                                                               10,095,381,833.26
                                                                                                                -------------------

Excess Funding Account Balance                                                                                                 0.00
                                                                                                                -------------------
Invested Amount of all Master Trust Series                                                                         8,420,067,012.58
                                                                                                                -------------------

End of the Month Seller Percentage                                                                                       13.894242%
                                                                                                                -------------------


CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD: FEBRUARY 1997                                                                   ACCOUNTS             RECEIVABLES
                                                                                                --------             -----------
End of the Month Delinquencies:
   30 - 59 Days Delinquent                                                                        120,724            227,700,868.80
                                                                                              -----------       -------------------
   60 - 89 Days Delinquent                                                                         75,362            139,931,037.95
                                                                                              -----------       -------------------
   90 + Days Delinquent                                                                           174,171            329,207,235.55
                                                                                              -----------       -------------------

   Total 30 + Days Delinquent                                                                     370,257            696,839,142.30
                                                                                              -----------       -------------------

   Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                                 6.90%
                                                                                                                -------------------

Defaulted Accounts During the Month                                                                35,947             57,886,098.15
                                                                                              -----------       -------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                          6.84%
                                                                                                                -------------------


CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD: FEBRUARY 1997                                                           COLLECTIONS               PERCENTAGES
                                                                                        -----------               -----------
Total Collections and Gross Payment Rate                                            1,037,108,965.17                     9.89%
                                                                                  ------------------           ---------------

Collections of Principal Receivables and Principal Payment Rate                       865,120,814.94                     8.51%
                                                                                  ------------------           ---------------

   Prior Month Billed Finance Charge and Fees                                         158,093,609.66
                                                                                  ------------------
   Amortized AMF Income                                                                 9,490,184.23
                                                                                  ------------------
   Interchange Collected                                                                5,184,676.82
                                                                                  ------------------
   Recoveries of Charged Off Accounts                                                   3,225,660.52
                                                                                  ------------------
   Collections of Discounted Receivables                                                        0.00
                                                                                  ------------------

Collections of Finance Charge Receivables and Annualized Yield                        175,994,131.23                    20.79%
                                                                                  ------------------           ---------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD: FEBRUARY 1997

Beginning Unamortized AMF Balance                                                                                46,960,071.26
                                                                                                               ---------------
 + AMF Slug for Added Accounts                                                                  0.00
                                                                                  ------------------
 + AMF Collections                                                                      5,484,203.23
                                                                                  ------------------
 - Amortized AMF Income                                                                 9,490,184.23
                                                                                  ------------------
Ending Unamortized AMF Balance                                                                                   42,954,090.26
                                                                                                               ---------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD: FEBRUARY 1997

Gross Principal Payment Rate                                                                   8.51%
                                                                                  ------------------

May 17, 1994 3% Discount of Addition                                                                             50,184,973.92
                                                                                                               ---------------
   Total Discounted Receivables Collections as of Beginning of Month                   50,184,973.92
                                                                                  ------------------
   Collections of Discounted Receivables Current Month                                          0.00
                                                                                  ------------------
Discounted Receivables to be Collected                                                                                    0.00
                                                                                                               ---------------





                                         CAPITAL ONE BANK
                                         as Servicer


                                         By:      /s/ John Schmohl
                                                  ------------------------------
                                         Name:    John Schmohl
                                         Title:   Director of External Reporting

                            FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                  SERIES 1993-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of March 17, 1997, and with respect to the performance of the Trust during the month February, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class A Certificateholders on March 17, 1997
   per $1,000 Original Principal Amount                                                                                4.3333333333
                                                                                                                  -----------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                   4.3333333333
                                                                                                                  -----------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                  -----------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class A Investor Charge Off's                                                                                 0.00
                                                                                                                  -----------------

 2)The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                           0.0000000000
                                                                                                                  -----------------

 3)The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                     0.00
                                                                                                                  -----------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-1 Investor Certificateholder's
   Investment)                                                                                                         0.0000000000
                                                                                                                  -----------------

 5)The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                  -----------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class B Certificateholders on March 17, 1997
   per $1,000 Original Principal Amount.                                                                               4.5000000000
                                                                                                                  -----------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                  4.5000000000
                                                                                                                  -----------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                  0.0000000000
                                                                                                                  -----------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class B Investor Charge Off's                                                                                 0.00
                                                                                                                  -----------------

 2)The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                           0.0000000000
                                                                                                                  -----------------

 3)The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                     0.00
                                                                                                                  -----------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-1 Investor Certificateholder's
   Investment)                                                                                                         0.0000000000
                                                                                                                  -----------------

 5)The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                  -----------------


                           CAPITAL ONE BANK as Servicer


                           By:                 /s/ John Schmohl
                                               -------------------------------
                           Name:               John Schmohl
                           Title:              Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1993-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of March 17, 1997, and with respect to the performance of the Trust during the month February, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class A Certificateholders on March 17, 1997
   per $1,000 Original Principal Amount                                                                                4.2568350082
                                                                                                                  -----------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                   4.2568350082
                                                                                                                  -----------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                  -----------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class A Investor Charge Off's                                                                                 0.00
                                                                                                                  -----------------

 2)The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                           0.0000000000
                                                                                                                  -----------------

 3)The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                     0.00
                                                                                                                  -----------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-4 Investor Certificateholder's
   Investment)                                                                                                         0.0000000000
                                                                                                                  -----------------

 5)The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                  -----------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class B Certificateholders on March 17, 1997
   per $1,000 Original Principal Amount.                                                                               4.8333332967
                                                                                                                  -----------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                  4.8333332967
                                                                                                                  -----------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                  0.0000000000
                                                                                                                  -----------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class B Investor Charge Off's                                                                                 0.00
                                                                                                                  -----------------

 2)The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                           0.0000000000
                                                                                                                  -----------------

 3)The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                     0.00
                                                                                                                  -----------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-4 Investor Certificateholder's
   Investment)                                                                                                         0.0000000000
                                                                                                                  -----------------

 5)The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                  -----------------


                                     CAPITAL ONE BANK
                                     as Servicer

                                     By:          /s/ John Schmohl
                                                  ------------------------------
                                     Name:        John Schmohl
                                     Title:       Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of March 17, 1997, and with respect to the performance of the Trust during the month February, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class A Certificateholders on March 17, 1997
   per $1,000 Original Principal Amount                                                                                4.1893350159
                                                                                                                  -----------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                   4.1893350159
                                                                                                                  -----------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                  -----------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class A Investor Charge Off's                                                                                 0.00
                                                                                                                  -----------------

 2)The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                           0.0000000000
                                                                                                                  -----------------

 3)The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                     0.00

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-2 Investor Certificateholder's
   Investment)                                                                                                         0.0000000000
                                                                                                                  -----------------

 5)The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                  -----------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class B Certificateholders on March 17, 1997
   per $1,000 Original Principal Amount.                                                                               5.7916666667
                                                                                                                  -----------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                  5.7916666667
                                                                                                                  -----------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                  0.0000000000
                                                                                                                  -----------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class B Investor Charge Off's                                                                                 0.00
                                                                                                                  -----------------

 2)The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                           0.0000000000
                                                                                                                  -----------------

 3)The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                     0.00
                                                                                                                  -----------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-2 Investor Certificateholder's
   Investment)                                                                                                         0.0000000000
                                                                                                                  -----------------

 5)The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                  -----------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                47,848,091
                                                                                                                  -----------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                      47,848,091
                                                                                                                  -----------------

                          CAPITAL ONE BANK
                          as Servicer


                          By:                 /s/ John Schmohl
                                              ---------------------------------
                          Name:               John Schmohl
                          Title:              Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of March 17, 1997, and with respect to the performance of the Trust during the month February, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class A Certificateholders on March 17, 1997
   per $1,000 Original Principal Amount                                                                                4.2193349930
                                                                                                                  -----------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                   4.2193349930
                                                                                                                  -----------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                  -----------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class A Investor Charge Off's                                                                                 0.00
                                                                                                                  -----------------

 2)The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                           0.0000000000
                                                                                                                  -----------------

 3)The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                     0.00
                                                                                                                  -----------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-3 Investor Certificateholder's
   Investment)                                                                                                         0.0000000000
                                                                                                                  -----------------

 5)The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                  -----------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class B Certificateholders on March 17, 1997
   per $1,000 Original Principal Amount.                                                                               6.1250001228
                                                                                                                  -----------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                  6.1250001228
                                                                                                                  -----------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                  0.0000000000
                                                                                                                  -----------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class B Investor Charge Off's                                                                                 0.00
                                                                                                                  -----------------

 2)The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                           0.0000000000
                                                                                                                  -----------------

 3)The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                     0.00
                                                                                                                  -----------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-3 Investor Certificateholder's
   Investment)                                                                                                         0.0000000000
                                                                                                                  -----------------

 5)The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                  -----------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                54,303,682
                                                                                                                  -----------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                      54,303,682
                                                                                                                  -----------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of March 17, 1997, and with respect to the performance of the Trust during the month February, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class A Certificateholders on March 17, 1997
   per $1,000 Original Principal Amount                                                                                0.0000000000
                                                                                                                  -----------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                  -----------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                  -----------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class A Investor Charge Off's                                                                                 0.00
                                                                                                                  -----------------

 2)The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                           0.0000000000
                                                                                                                  -----------------

 3)The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                     0.00
                                                                                                                  -----------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1994-4 Investor Certificateholder's
   Investment)                                                                                                         0.0000000000
                                                                                                                  -----------------

 5)The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                  -----------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class B Certificateholders on March 17, 1997
   per $1,000 Original Principal Amount.                                                                               0.0000000000
                                                                                                                  -----------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                  0.0000000000
                                                                                                                  -----------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                  0.0000000000
                                                                                                                  -----------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class B Investor Charge Off's                                                                                 0.00
                                                                                                                  -----------------

 2)The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                           0.0000000000
                                                                                                                  -----------------

 3)The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                     0.00
                                                                                                                  -----------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-4 Investor Certificateholder's
   Investment)                                                                                                         0.0000000000
                                                                                                                  -----------------

 5)The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                  -----------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                59,880,240
                                                                                                                  -----------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                      59,880,224
                                                                                                                  -----------------

                      MONTHLY CERTIFICATEHOLDERS STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-A

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of March 17, 1997, and with respect to the performance of the Trust during the month February, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.



1)  The total amount of the distribution to Investor Certificateholders of 1994-A on the
Payment Date is                                                                                                        4.9323973907
                                                                                                                  -----------------


2) The amount of the distribution set forth in paragraph 1 above in respect of principal
on the Investor Certificate is                                                                                         0.0000000000
                                                                                                                  -----------------


3)  The amount of the distribution set forth in  paragrah 1 above in respect of interest
on the Investor Certificates                                                                                           4.9323973907
                                                                                                                  -----------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of March 17, 1997, and with respect to the performance of the Trust during the month February, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class A Certificateholders on March 17, 1997
   per $1,000 Original Principal Amount                                                                                4.2118350000
                                                                                                                  -----------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                   4.2118350000
                                                                                                                  -----------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                  -----------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class A Investor Charge Off's                                                                                 0.00
                                                                                                                  -----------------

 2)The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                           0.0000000000
                                                                                                                  -----------------

 3)The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                     0.00
                                                                                                                  -----------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-1 Investor Certificateholder's
   Investment)                                                                                                         0.0000000000
                                                                                                                  -----------------

 5)The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                  -----------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class B Certificateholders on March 17, 1997
   per $1,000 Original Principal Amount.                                                                               4.2943350617
                                                                                                                  -----------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                  4.2943350617
                                                                                                                  -----------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                  0.0000000000
                                                                                                                  -----------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class B Investor Charge Off's                                                                                 0.00
                                                                                                                  -----------------

 2)The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                           0.0000000000
                                                                                                                  -----------------

 3)The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                     0.00
                                                                                                                  -----------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-1 Investor Certificateholder's
   Investment)                                                                                                         0.0000000000
                                                                                                                  -----------------

 5)The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                  -----------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                99,000,000
                                                                                                                  -----------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                      99,000,000
                                                                                                                  -----------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of March 17, 1997, and with respect to the performance of the Trust during the month February, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class A Certificateholders on March 17, 1997
   per $1,000 Original Principal Amount                                                                                4.1518350000
                                                                                                                  -----------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                   4.1518350000
                                                                                                                  -----------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                  -----------------

B)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

 1)The total amount of the distribution to Class A Certificateholders on March 17, 1997
                                                                                                                      41.5183500000
                                                                                                                  -----------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates                                                                                        41.5183500000
                                                                                                                  -----------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates                                                                                         0.0000000000
                                                                                                                  -----------------

C)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

 1)The total amount of the distribution to Class A Certificateholders on March 17, 1997
                                                                                                                     415.1835000000
                                                                                                                  -----------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates                                                                                       415.1835000000
                                                                                                                  -----------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates                                                                                         0.0000000000
                                                                                                                  -----------------

D)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class A Investor Charge Off's                                                                                 0.00
                                                                                                                  -----------------

 2)The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                           0.0000000000
                                                                                                                  -----------------

 3)The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                     0.00
                                                                                                                  -----------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-2 Investor Certificateholder's
   Investment)                                                                                                         0.0000000000
                                                                                                                  -----------------

 5)The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                  -----------------

E)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class B Certificateholders on March 17, 1997
   per $1,000 Original Principal Amount.                                                                               4.2343349744
                                                                                                                  -----------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                  4.2343349744
                                                                                                                  -----------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                  0.0000000000
                                                                                                                  -----------------

F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class B Investor Charge Off's
                                                                                                                               0.00
                                                                                                                  -----------------
 2)The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount
                                                                                                                       0.0000000000
                                                                                                                  -----------------
 3)The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's
                                                                                                                               0.00
                                                                                                                  -----------------
 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-2 Investor Certificateholder's
   Investment)
                                                                                                                       0.0000000000
                                                                                                                  -----------------
 5)The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date
                                                                                                                               0.00
                                                                                                                  -----------------
G) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from the Collateral Account) was equal to
                                                                                                                         26,250,000
                                                                                                                  -----------------
H) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                      26,250,000
                                                                                                                  -----------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of March 17, 1997, and with respect to the performance of the Trust during the month February, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class A Certificateholders on March 17, 1997
   per $1,000 Original Principal Amount                                                                                4.1818350000
                                                                                                                  -----------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                   4.1818350000
                                                                                                                  -----------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                  -----------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class A Investor Charge Off's                                                                                 0.00
                                                                                                                  -----------------

 2)The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                           0.0000000000
                                                                                                                  -----------------

 3)The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                     0.00
                                                                                                                  -----------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-3 Investor Certificateholder's
   Investment)                                                                                                         0.0000000000
                                                                                                                  -----------------

 5)The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                  -----------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class B Certificateholders on March 17, 1997
   per $1,000 Original Principal Amount.                                                                               4.2643350183
                                                                                                                  -----------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                  4.2643350183
                                                                                                                  -----------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                  0.0000000000
                                                                                                                  -----------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class B Investor Charge Off's                                                                                 0.00
                                                                                                                  -----------------

 2)The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                           0.0000000000
                                                                                                                  -----------------

 3)The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                     0.00
                                                                                                                  -----------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-3 Investor Certificateholder's
   Investment)                                                                                                         0.0000000000
                                                                                                                  -----------------

 5)The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                  -----------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                73,500,000
                                                                                                                  -----------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                      73,500,000
                                                                                                                  -----------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of March 17, 1997, and with respect to the performance of the Trust during the month February, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class A Certificateholders on March 17, 1997
   per $1,000 Original Principal Amount                                                                                0.0000000000
                                                                                                                  -----------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                  -----------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                  -----------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class A Investor Charge Off's                                                                                 0.00
                                                                                                                  -----------------

 2)The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                           0.0000000000
                                                                                                                  -----------------

 3)The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                     0.00
                                                                                                                  -----------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-4 Investor Certificateholder's
   Investment)                                                                                                         0.0000000000
                                                                                                                  -----------------

 5)The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                  -----------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class B Certificateholders on March 17, 1997
   per $1,000 Original Principal Amount.                                                                               4.2193349744
                                                                                                                  -----------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                  4.2193349744
                                                                                                                  -----------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                  0.0000000000
                                                                                                                  -----------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class B Investor Charge Off's                                                                                 0.00
                                                                                                                  -----------------

 2)The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                           0.0000000000
                                                                                                                  -----------------

 3)The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                     0.00
                                                                                                                  -----------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-4 Investor Certificateholder's
   Investment)                                                                                                         0.0000000000
                                                                                                                  -----------------

 5)The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                  -----------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                52,500,000
                                                                                                                  -----------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                      52,500,000
                                                                                                                  -----------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1996-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of March 17, 1997, and with respect to the performance of the Trust during the month February, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on March 17, 1997
   per $1,000 Original Principal Amount                                                                                0.0000000000
                                                                                                                  -----------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                  -----------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                  -----------------

B)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on March 17, 1997
   per $10,000 Original Principal Amount                                                                               0.0000000000
                                                                                                                  -----------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates                                                                                         0.0000000000
                                                                                                                  -----------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates                                                                                         0.0000000000
                                                                                                                  -----------------

C)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on March 17, 1997
   per $100,000 Original Principal Amount                                                                              0.0000000000
                                                                                                                  -----------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates                                                                                         0.0000000000
                                                                                                                  -----------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates                                                                                         0.0000000000
                                                                                                                  -----------------

D)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class A Investor Charge Off's                                                                         0.0000000000
                                                                                                                  -----------------

2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                           0.0000000000
                                                                                                                  -----------------

3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                             0.0000000000
                                                                                                                  -----------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1996-1 Investor Certificateholder's
   Investment)                                                                                                         0.0000000000
                                                                                                                  -----------------

5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date               0.0000000000
                                                                                                                  -----------------

E)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on March 17, 1997
   per $1,000 Original Principal Amount.                                                                               4.2718349568
                                                                                                                  -----------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                  4.2718349568
                                                                                                                  -----------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                  0.0000000000
                                                                                                                  -----------------


F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class B Investor Charge Off's                                                                         0.0000000000
                                                                                                                  -----------------

2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                           0.0000000000
                                                                                                                  -----------------

3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                             0.0000000000
                                                                                                                  -----------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1996-1 Investor Certificateholder's
   Investment)                                                                                                         0.0000000000
                                                                                                                  -----------------

5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date               0.0000000000
                                                                                                                  -----------------

G) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                59,150,000
                                                                                                                  -----------------

H) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                      59,150,000
                                                                                                                  -----------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1996-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of March 17, 1997, and with respect to the performance of the Trust during the month February, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.


A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on March 17, 1997
   per $1,000 Original Principal Amount                                                                                4.1443350000
                                                                                                                  -----------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                   4.1443350000
                                                                                                                  -----------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                  -----------------

B)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on March 17, 1997
   per $10,000 Original Principal Amount                                                                              41.4433500000
                                                                                                                  -----------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates                                                                                        41.4433500000
                                                                                                                  -----------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates                                                                                                 0.00
                                                                                                                  -----------------

C)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on March 17, 1997
   per $100,000 Original Principal Amount                                                                            414.4335000000
                                                                                                                  -----------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates                                                                                       414.4335000000
                                                                                                                  -----------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates                                                                                         0.0000000000
                                                                                                                  -----------------

Class A Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class A Investor Charge Off's                                                                                 0.00
                                                                                                                  -----------------

2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                           0.0000000000
                                                                                                                  -----------------

3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                     0.00
                                                                                                                  -----------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1996-2 Investor Certificateholder's
   Investment)                                                                                                         0.0000000000
                                                                                                                  -----------------

5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                  -----------------

E)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on March 17, 1997
   per $1,000 Original Principal Amount.                                                                               4.3168350303
                                                                                                                  -----------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                  4.3168350303
                                                                                                                  -----------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                          0.00
                                                                                                                  -----------------


F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class B Investor Charge Off's                                                                                 0.00
                                                                                                                  -----------------

2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                           0.0000000000
                                                                                                                  -----------------

3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                     0.00
                                                                                                                  -----------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1996-2 Investor Certificateholder's
   Investment)                                                                                                         0.0000000000
                                                                                                                  -----------------

5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                  -----------------

G) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                67,500,000
                                                                                                                  -----------------

H) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                      67,500,000
                                                                                                                  -----------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1996-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of March 17, 1997, and with respect to the performance of the Trust during the month February, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on March 17, 1997
   per $1,000 Original Principal Amount                                                                                4.1593350000
                                                                                                                  -----------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                   4.1593350000
                                                                                                                  -----------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                   0.0000000000
                                                                                                                  -----------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's
1) The amount of Class A Investor Charge Off's                                                                                 0.00
                                                                                                                  -----------------

2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                           0.0000000000
                                                                                                                  -----------------


3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                     0.00
                                                                                                                  -----------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1996-3 Investor Certificateholder's
   Investment)                                                                                                         0.0000000000
                                                                                                                  -----------------

5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                  -----------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on March 17, 1997
   per $1,000 Original Principal Amount.                                                                               4.3393350909
                                                                                                                  -----------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                  4.3393350909
                                                                                                                  -----------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                          0.00
                                                                                                                  -----------------


D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class B Investor Charge Off's                                                                                 0.00
                                                                                                                  -----------------

2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                           0.0000000000
                                                                                                                  -----------------

3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                     0.00
                                                                                                                  -----------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1996-3 Investor Certificateholder's
   Investment)                                                                                                         0.0000000000
                                                                                                                  -----------------

5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                       0.00
                                                                                                                  -----------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                                45,000,000
                                                                                                                  -----------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                      45,000,000
                                                                                                                  -----------------